We, the undersigned, hereby severally constitute and appoint Heath
B. McLendon, Christina T. Sydor, Lewis E. Daidone and Michael Kocur and each of them individually, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our hands and in the capacities indicated below, any and all Registration Statements on behalf of the Smith Barney Managed Municipals Fund Inc. including any and all Amendments thereto and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full authority and power to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

	WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the following persons in the capacities and as of the dates indicated.


Signature:



Title:

Date:
/s/ Heath B. McLendon

Chairman of the
Board

July 12, 2000
Heath B. McLendon

(Chief Executive
Officer)




/s/ Lewis E. Daidone

Senior Vice
President and

July 12, 2000
Lewis E. Daidone

Treasurer (Chief
Financial




and Accounting
Officer)





Signature:



Title:

Date:
/s/ Herbert Barg

Director

July 12, 2000
Herbert Barg






/s/ Alfred J.
Bianchetti

Director

July 12, 2000
Alfred J. Bianchetti






/s/ Martin Brody

Director

July 12, 2000
Martin Brody






/s/ Dwight B. Crane

Director

July 12, 2000
Dwight B. Crane






/s/ Burt N. Dorsett

Director

July 12, 2000
Burt N. Dorsett






/s/ Elliot S. Jaffe

Director

July 12, 2000
Elliot S. Jaffe






/s/ Stephen E.
Kaufman

Director

July 12, 2000
Stephen E. Kaufman






/s/ Joseph J. McCann

Director

July 12, 2000
Joseph J. McCann






/s/ Cornelius C.
Rose, Jr.

Director

July 12, 2000
Cornelius C. Rose,
Jr.